UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 South Tryon Street, Charlotte, North Carolina 28202-1803

(Address of Principal Executive Offices, including Zip Code)

(800) 488-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Duke Energy Corporation	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy Corporation	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy Corporation	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Duke Energy Corporation	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC

Duke Energy Corporation	3.85% Senior Notes due 2034	DUK34	New York Stock Exchange LLC

Duke Energy Corporation	3.75% Senior Notes due 2031	DUK 31A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On August 13, 2026, Duke Energy Corporation (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated August 10, 2026 (the “Underwriting Agreement”), with Barclays Capital Inc., BofA Securities, Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 40,000,000 equity units, initially in the form of corporate units (the “Corporate Units”). The Corporate Units include 5,000,000 of the Company’s Corporate Units purchased pursuant to the full exercise of the Underwriters’ over-allotment option. Each Corporate Unit has a stated amount of $50 and is comprised of (i) a purchase contract (each, a “stock purchase contract”) which will obligate the holder to purchase from the Company, no later than August 1, 2029, a certain number of shares of the Company’s common stock, $0.001 par value (the “Common Stock”), for $50 in cash; (ii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s 4.85% Remarketable Senior Notes due 2032 (the “2032 RSNs”); and (iii) a 1/40 undivided beneficial ownership interest in $1,000 principal amount of the Company’s 4.85% Remarketable Senior Notes due 2036 (the “2036 RSNs” and, together with the 2032 RSNs, the “RSNs”). Total annual distributions on the Corporate Units will be at the rate of 7.75% of the stated amount, consisting of quarterly contract adjustment payments under the stock purchase contracts in the amount of 2.90% per year and interest on the RSNs in the amount of 4.85% per year. The RSNs were issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented from time to time, including by the Thirty-sixth Supplemental Indenture, dated as of August 13, 2026, between the Company and the Trustee, establishing the terms of the 2032 RSNs and by the Thirty-seventh Supplemental Indenture, dated as of August 13, 2026, between the Company and the Trustee, establishing the terms of the 2036 RSNs. The stock purchase contracts were issued pursuant to a Purchase Contract and Pledge Agreement, dated as of August 13, 2026 (the “Purchase Contract and Pledge Agreement”), among the Company and The Bank of New York Mellon Trust Company, N.A., as purchase contract agent, collateral agent, custodial agent and securities intermediary. The 2032 RSNs, the 2036 RSNs, the stock purchase contracts and the Corporate Units are herein collectively referred to as the “Securities.”

Under the terms of the Purchase Contract and Pledge Agreement, the RSNs are pledged as collateral to secure the obligations of the holders of the Corporate Units to purchase the shares of Common Stock under the stock purchase contracts that form a part of the Corporate Units. The RSNs will be remarketed, subject to certain terms and conditions, prior to the applicable stock purchase contract settlement date pursuant to the terms of the Purchase Contact and Pledge Agreement and a remarketing agreement to be entered into among the Company, The Bank of New York Mellon Trust Company, N.A. and a remarketing agent.

The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Thirty-sixth Supplemental Indenture, together with the form of 2032 RSN included therein, which is filed as Exhibit 4.1 hereto, the Thirty-seventh Supplemental Indenture, together with the form of 2036 RSN included therein, which is filed as Exhibit 4.2 hereto, the Purchase Contract and Pledge Agreement, which is attached hereto as Exhibit 4.3, and the forms of Remarketing Agreement, Corporate Unit and Treasury Unit, each of which is included in Exhibit 4.3 hereto and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Current Report on Form 8-K and a legal opinion regarding certain tax matters as Exhibit 8.1 to this Current Report on Form 8-K for the purpose of incorporating such opinions into the Company’s Registration Statement on Form S-3, as amended, No. 333-290475.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

4.1	Thirty-sixth Supplemental Indenture, dated as of August 13, 2026, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, and form of 2032 RSN included therein.

4.2	Thirty-seventh Supplemental Indenture, dated as of August 13, 2026, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, and form of 2036 RSN included therein.

4.3	Purchase Contract and Pledge Agreement, dated as of August 13, 2026, among the Company and The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent, Collateral Agent, Custodial Agent and Securities Intermediary.

4.4	Form of Corporate Unit Certificate (included in Exhibit 4.3 above).

4.5	Form of Treasury Unit Certificate (included in Exhibit 4.3 above).

4.6	Form of Remarketing Agreement (included in Exhibit 4.3 above).

5.1	Opinion of Elizabeth H. Jones regarding validity of the Securities.

8.1	Tax Opinion of Hunton Andrews Kurth LLP regarding certain tax matters.

23.1	Consent of Elizabeth H. Jones (included as part of Exhibit 5.1).

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 8.1 above).

99.1	Underwriting Agreement, dated August 10, 2026, among the Company and Barclays Capital Inc., BofA Securities, Inc. and Mizuho Securities USA LLC, as representatives of the several underwriters named therein.

104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: August 13, 2026

	By:	/s/ Elizabeth H. Jones
		Name:	Elizabeth H. Jones
		Title:	Assistant Corporate Secretary